ELMS

ELECTRIC LAST MILE SOLUTIONS


3201
ELMS

Analyst Day Presentation

March 2021

FORUM MERGER III CORPORATION

Disclaimer

Important Disclosures

This investor presentation (the "presentation") is for information purposes only to assist interested parties in making their own evaluation with respect to the possible transaction (the "Transaction") between Forum Merger III Corporation ("Forum") and Electric Last Mile, Inc. ("ELMS"). The information contained herein does not purport to be all-inclusive and none of Forum, ELMS or their respective directors, officers, stockholders, affiliates or advisers or any other person makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this presentation or any other written or oral communication to the recipient in the course of the recipient's evaluation of Forum or ELMS. The information contained herein is preliminary and is subject to change and such changes may be material. The information in this presentation assumes that the Transaction is consummated on the terms contemplated by the Agreement and Plan of Merger ("Merger Agreement") entered into by Forum and ELMS.

This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Forum, ELMS, or any of their respective affiliates (and there shall not be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction). You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described, and by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision.

No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Transaction or the accuracy or adequacy of this presentation.

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forum and ELMS's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Forum's and ELMS's expectations with respect to future performance and anticipated financial impacts of the Transaction, the satisfaction of the closing conditions to the Transaction, the size, demands and growth potential of the markets for ELMS's products and ELMS's ability to serve those markets, ELMS's ability to develop innovative products and compete with other companies engaged in the commercial delivery vehicle industry and/or the electric vehicle industry, ELMS's ability to attract and retain customers, the estimated go to market timing and cost for ELMS's products, the implied valuation of ELMS and the timing of the completion of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Forum's and ELMS's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Transaction to fail to close; (2) the inability of ELMS to (x) execute transaction agreements with SF Motors, Inc. (d/b/a SERES) that are in form and substance acceptable to Forum (at Forum's sole discretion), (y) acquire a leasehold interest or fee simple title to the Indiana manufacturing facility or (z) secure key intellectual property rights related to its proposed business; (3) the outcome of any legal proceedings that may be instituted against Forum or ELMS following the announcement of the Transaction; (4) the inability to complete the Transaction, including due to failure to obtain approval of the stockholders of Forum or other conditions to closing in the Merger Agreement; (5) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Transaction; (6) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Transaction; (7) the risk that the announcement and consummation of the Transaction disrupts current plans and operations; (8) the inability to recognize the anticipated benefits of the Transaction, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (9) costs related to the Transaction; (10) changes in applicable laws or regulations; (11) the possibility that ELMS may be adversely affected by other economic, business, and/or competitive factors; (12) the impact of COVID-19 on the combined company's business; and (13) other risks and uncertainties indicated from time to time in the proxy statement filed relating to the Transaction, including those under the "Risk Factors" section therein, and in Forum's other filings with the Securities and Exchange Commission. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that Forum considers immaterial or which are unknown. Forum cautions that the foregoing list of factors is not exclusive. Forum cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ELMS is currently engaged in limited operations only and its ability to carry out its business plans and strategies in the future (in each case, as described in this presentation) are contingent upon the closing of the proposed Transaction. The consummation of the Transaction is subject to, among other conditions, (i) the execution and effectiveness of transaction agreements by ELMS with SF Motors, Inc. (d/b/a SERES) that are each in form and substance acceptable to Forum (at Forum's sole discretion), (ii) the acquisition by ELMS of a leasehold interest or fee simple title to the Indiana manufacturing facility prior to the Transaction, and (iii) the securing by ELMS of key intellectual property rights related to its proposed business (collectively, the "Carveout Transaction") . All statements in this presentation regarding the anticipated business of ELMS assumes the completion of the Carveout Transaction. Forum does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Industry and Market Data

In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which ELMS expects to compete and other industry data. We obtained this information and these statistics from a variety of publicly available sources, including reports by market research firms and other public company filings. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or modeling or any other information contained herein. Any data on past performance or modeling contained herein is not an indication as to future performance.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but Forum and ELMS will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Additional Information and Where to Find It

Forum has filed with the U.S. Securities and Exchange Commission ("SEC") a preliminary proxy statement in connection with its business combination with ELMS and other matters. Forum's stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, when available, the definitive proxy statement, in connection with Forum's solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents contain important information about Forum, ELMS and the proposed business combination. Forum's stockholders may also obtain a copy of the preliminary proxy statement and the definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC's website located at www.sec.gov or by directing a request to: Forum Merger III Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this presentation is not incorporated by reference into, and is not a part of, this presentation.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above. ELMS and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Forum in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are set forth in the preliminary proxy statement, which was filed on February 16, 2021 with the SEC, and definitive proxy statement, when it is filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Use of Projections

This presentation also contains certain financial forecasts of ELMS. Neither Forum's nor ELMS's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Forum's and ELMS's control. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Further, the inclusion of valuation multiples and enterprise value of other companies is solely for illustrative purposes, and no assurance can be given that ELMS will be valued at comparable multiples and ELMS's valuations and projected results may differ materially from comparable companies.

Use of Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures, including EBITDA. Forum and ELMS believe that these non-GAAP measures are useful to investors for two principal reasons: 1) these measures may assist investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance; and 2) these measures will be used by ELMS's management and board of directors to assess its performance and may (subject to the limitations described below) enable investors to compare the expected performance of ELMS and the combined company to its competition. Forum and ELMS believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. These non-GAAP measures should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate these non-GAAP measures differently, and therefore such measures may not be directly comparable to similarly titled measures of other companies. This presentation includes financial forecasts, including, but not limited to, with respect to ELMS's future EBITDA. A reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is not provided in this presentation because neither Forum nor ELMS is able to provide such reconciliation without unreasonable effort.

Transaction Summary

ELMS Founders



Jason Luo
Founder, Executive Chairman
ELMS

Former President and CEO of Key Safety Systems (now Joyson Safety Systems). Following Key Safety Systems, Jason served as Chairman and CEO of Ford China. He is currently a Senior Advisor and Operating Executive at Crestview Partners.



James Taylor
Founder, CEO
ELMS

More than 30 years at General Motors, serving as the President of Cadillac and CEO of Hummer. Former Chairman and CEO of Workhorse. Prior to his role as CEO of SERES, he was at Karma Automotive as Chief Revenue Officer.

Forum Merger III Corp Founders



Marshall Kiev
Co-CEO, President & Director
Forum Merger III Corp

Over 28 years of alternative investing experience. Previously a Director of Cohen Private Ventures and Chief of Staff at S.A.C. Capital Advisors. Former Partner at Main Street Resources, a middle-market private equity firm.



David Boris
Co-CEO, CFO & Director
Forum Merger III Corp

30 years of Wall Street experience in mergers and corporate finance and has been involved in more than 15 SPAC transactions. Former Senior Managing Director and Head of Investment Banking at Pali Capital.

Transaction Highlights

Overview	▪ Forum Merger III Corp (NASDAQ: FIII) is a publicly listed special acquisition company that has signed a definitive merger agreement on December 10, 2020 with Electric Last Mile, Inc. ("ELMS"), a commercial EV company; carveout to occur simultaneously with the merger. ▪ Raised ~$155M PIPE in connection with the merger(1), in addition to ~$250M in SPAC trust
Valuation	▪ $1,195M enterprise value at closing(2) ▪ Represents attractive entry multiples relative to peer group metrics
Capital Structure	▪ ELMS Team expected to have close to ~$345M of cash(3) to fund operations and growth ▪ No additional capital requirements expected after close to achieve positive cash flow
Pro Forma Ownership(4)	▪ ~62.8% existing shareholders(4), ~19.6% public shareholders of Forum Merger III Corp, ~5.4% Forum Merger III Corp sponsors, ~12.2% PIPE investors(5)

Forum Views ELMS As A Unique Opportunity To Invest In an Innovative Vehicle Solutions Platform With A Proven Management Team

(1) Includes $25 million in convertible notes issued by ELMS (which will be converted into common stock at the closing). (2) Assumes no redemptions. Enterprise value estimate based on $10.00 per share. Enterprise value includes 14.2 million shares to be reserved under the management incentive plan and excludes 5.0 million earnout shares to be issued post-closing upon $14/$16 stock price targets being hit and 15.0 million shares underlying earnout restricted stock unit grants to be made post-closing, which vest upon $14/$16 stock price targets being hit. (3) After estimated transaction fees and expenses and $35 million of payments related to the Carveout Transaction. (4) Includes 5.0 million shares of common stock proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS. (5) Includes 2.8 million shares to be issued to ELMS convertible noteholders (excluding shares issuable for accrued interest).

World-Class Proven Leadership Team Focused on Execution

ELMS
ELECTRIC LAST MILE SOLUTIONS



Jason Luo
Executive Chairman, Founder

CEO of Key Safety Systems, Ford China and Accuride. Senior Advisor and Operating Executive at Crestview Partners. Deep experience spanning automotive and private equity with history of generating strong returns

25+
Years of Experience

KSS KEY SAFETY SYSTEMS
Ford
ACCURIDE
Crestview
THE CARLYLE GROUP



James Taylor
CEO, Founder

CEO of Workhorse and executive at Karma. 30+ years of experience at General Motors, serving as President of Cadillac and CEO of Hummer

35+
Years of Experience

HUMMER
WORKHORSE
KARMA



Jerry Hu
COO

Safety expert, global operation leadership and Asia head for Key Safety Systems, commercial leadership and other management at Accuride and Volkswagen

25+
Years of Experience

KSS KEY SAFETY SYSTEMS



Justin Prann
CCO

National VP of Sales and Service for Mahindra Automotive North America, senior positions within BMW North America for parts logistics and after-sales

15+
Years of Experience

Mahindra
BMW



Kev Adjemian
CTO

Global Head of Battery Cells at Fiat Chrysler Automobiles and VP of Powertrain and EV Systems, including OTA, at Karma. Fuel cell, battery and electric powertrain R&D leadership at Nissan

20+
Years of Experience

FCA FIAT CHRYSLER AUTOMOBILES
NISSAN
INL Idaho National Laboratory



Albert Li
CFO

CFO of EV startup Byton and Ford China, senior positions at Bombardier in charge of aerospace operations in China

20+
Years of Experience

BYTON
Ford
BOMBARDIER aerospace



Benjamin Wu
GC

Chief Legal Officer and Administration head for Meridian, with extensive experience in M&A and international corporate transactions for both private and public companies

15+
Years of Experience

nexteer AUTOMOTIVE
Meridian.

Seasoned Board of Directors Nominees Aligned with the Go-Forward Business Strategy

Richard Peretz	Shauna McIntyre	Brian Krzanich	Neil Goldberg	Jason Luo	James Taylor	David Boris
						
Former CFO, UPS	CEO, Sense Photonics	CEO, CDK Global	Chairman & CEO, Raymour & Flannigan	Executive Chairman, Founder, ELMS	CEO, Founder, ELMS	Co-CEO and CEO, Forum Merger III Corp
Fortune 50 Financial Leadership and Global Last Mile Delivery Expertise	*Operating Executive at the Intersection of Technology and Mobility*	*Leadership Across the Technology Ecosystem and in Manufacturing and Supply Chain*	*Experienced Retailer and Real Estate Developer*	*Leader in Automotive Safety with Proven Record of Shareholder Value Creation*	*Seasoned Leader of Global Automotive Brands*	*SPAC Pioneer with Significant Financial and Capital Markets Experience*
Retired CFO and member of UPS management committee. Former CFO UPS International and Corporate Treasurer and Controller	CEO of LiDAR solutions provider Sense Photonics. Former Google automotive services program lead. Leadership roles at Honeywell and Ford. Board member of Lithia Motors	CEO of automotive dealer software provider CDK Global. More than 30 years experience at Intel, serving as CEO and COO	45 years of retailing, merchandising and general management experience. Leading one of largest furniture retailers in the U.S.	CEO of Key Safety Systems, Ford China and Accuride. Deep experience spanning automotive and private equity with history of generating strong returns	CEO of Workhorse and executive at Karma. 30+ years of experience at General Motors, serving as President of Cadillac and CEO of Hummer	30 years of Wall Street experience in mergers and corporate finance and has been involved in more than 15 SPAC transactions.
35+ Years of Experience	**25+** Years of Experience	**35+** Years of Experience	**45+** Years of Experience	**25+** Years of Experience	**35+** Years of Experience	**30+** Years of Experience

ELMS Believes it Can Deliver the Most Efficient Last Mile Solutions

ELMS
ELECTRIC LAST MILE SOLUTIONS

Most Efficient Last Mile Solutions

- LOWEST COST OF OWNERSHIP
- CONNECTED
- CUSTOMIZED

CROSSOVER EV PRODUCT STRATEGY

EXISTING AND PROVEN PLATFORMS AND SYSTEMS

A Differentiated Business Model to Deliver Efficient, Connected and Customized Last Mile Solutions

ELMS
ELECTRIC LAST MILE SOLUTIONS

OEMs



- License For Existing, Proven Platforms, Subsystems and Components
- Initial Launch Vehicle Platform To Be Provided by Sokon Group

Tier-1 Suppliers (1)



CATL JJE

- Validated Electric Systems, Motors, Batteries and Vehicle Parts

Data Providers (2)



GEOTAB

- Telematics and Data

ELMS
ELECTRIC LAST MILE SOLUTIONS

✓ Safety & Homologation

✓ Software & IoT

✓ EPT Engineering

✓ Vehicle Integration

✓ Customization

✓ Manufacturing, "Made-in-USA"

Low Cost
Reliable
Connected
Customized

Upfitters (3)



ADRIAN STEEL | IVS | AUTO TRUCK GROUP – A HOLMAN ENTERPRISE

- Customization to End-Use Case

Dealers & Service



- Multiple Sales Channels, Active Discussions With Additional Dealers
- Flexible Service Model with National Coverage

CUSTOMER SOLUTIONS
45,000+ Pre-Orders to Date (4)



Manufacturing



- Capital-Efficient Light, Final Vehicle Assembly

(1) Signed agreements with Contemporary Amperex Technology and Jing-Jin Electric North America. (2) Signed agreement with Geotab Inc. (3) Upfitter logos represent companies with whom ELMS is currently in discussions. (4) As of March 16, 2021. Figure refers to signed pre-orders. Pre-Orders do not bind potential customers to purchase vehicles. Actual purchase orders require a separate binding commitment by a customer, following ELMS' demonstration that the vehicle satisfies the customer's requirements.

Investment Highlights Summary – ELMS Positioned to Provide Most Efficient Last Mile Solutions

ELMS ELECTRIC LAST MILE SOLUTIONS

Significant Market Opportunity Driving Explosive Demand for Delivery Vehicles

- $1 Trillion North American eCommerce Market has Driven the Need for Lower Cost Delivery and Fleet Efficiency
- Favorable Environment Given Government and Corporate Green / Sustainability Initiatives
- ELMS Positioned to Deliver Efficient Last Mile Solutions

ELMS To Offer Class 1 to 3 With Lower TCO and Space Advantages

- Poised to Deliver First Electric Class 1 Vehicle – SOP Late Q3 2021
- Lower TCO Includes Both Acquisition Price and Operating Costs

Proven Product Market Fit To Meet Last Mile Demands

- Product Design Leverages Existing, Proven and Reliable EV Platforms and Subsystems[(1)]
  - 30,000+ Platform EVs Sold in Asia – Over 1.5 Million Miles Driven Daily[(1)]
  - Excellent Warranty Experience Based on Existing Field Data[(1)]
- Vehicle Integration Underway and Supply Chain of Key Systems in Place
- Efficient Solution: Vehicle + Data/Software + Customization

Established and Agile Plant with a History of Quality Production and Experienced, Trained Workforce

- 90% Ready for Production, With Over 100k Production Capacity and Agile Vehicle Assembly Flexibility to Build Several Models
- Re-Tooled for EV Production and Low Capital Required for Launch – Estimated $45M Investment in Plant
- Light Assembly, Low Complexity Enables Low-Cost EV's on Accelerated Timeframe

Large Pipeline of 45,000+[(2)] Pre-orders From Diverse Group of Customers

- Verified Customer Interest with 45,000+[(2)] Pre-Orders Representing $1B+ of Anticipated Revenue
- Integrated Upfitting Model Means Vehicles are Tailored and Customized to Customer Needs Inside Assembly Plant, Saving Time and Money
- Finalizing Specific Use Case Solutions – Configurations, Data, Customization

Differentiated and Capital Efficient Business Model

- Estimated $160M to Launch With Short Timeline to Expected Profitability (Q4 2022) and Low Break-Even Volume (18,000 Units)[(3)]
- Attractive Valuation at $1.2B EV – 2.6x 2024 Estimated EBITDA, .6x 2024 Estimated Revenue[(3)]

Experienced Leadership Team with Track-Record of Success and Execution

- Deep Experience Across Global OEMs, EV Start-Ups and Technology Providers, With Proven Ability to Design, Develop and Commercially Produce At Scale
- Co-Founder & CEO James Taylor Brings 30 Years at GM as President, Cadillac and CEO, Hummer; Co-Founder Jason Luo Formerly CEO of KSS and Ford China

(1) Refers to platform vehicles sold by Sokon Group. (2) As of March 16, 2021. Figure refers to signed pre-orders. Pre-Orders do not bind potential customers to purchase vehicles. Actual purchase orders require a separate binding commitment by a customer, following ELMS' demonstration that the vehicle satisfies the customer's requirements. (3) Based on current business model and financial projections.

Highlights As We Execute Against Our Business Plan

ELMS
ELECTRIC LAST MILE SOLUTIONS

Company Growth

- New 31,000 Square Foot Global Corporate Headquarters, Tech Hub and Prototype Center in Troy, MI
- Growing Team With World-Class Board Nominees and Experts From Leading Mobility Companies

Representative Company Experience of Board Nominees and Team:


ELMS

ups, gm, Ford, intel, CDKGlobal, Google, LITHIA, TESLA, United States Department of Transportation, Mahindra, NAVISTAR, STELLANTIS, HYUNDAI, KIA, NISSAN

Sales, Distribution and Service

- Strong Value Proposition Driven Pre-Orders Surpass 45,000
- Identified and In Discussions With Regional Mega-Dealers for National Sales and Service Reach
- In Discussions with Partner for National Service Strategy

45,000+ PRE-ORDERS [(1)]


REGION 1
REGION 2
REGION 3
REGION 4
Mega Dealer

Vehicle Integration, Homologation & Supplier Readiness

- Supply Agreements with CATL and JJE For Electric Powertrain and Geotab for Telematics
- Baseline & Gap Analysis Complete, Continuing Progress to Meet FMVSS/U.S. Requirements
- Urban Utility Program Kicked Off

CATL JJE GEOTAB




SIDE IMPACT TEST

Production Readiness

- Plant Evaluations and Walk-Throughs With Potential Partners and Customers
- Operations Plan Developed With Upfitting Ecosystem Identified
- Secured Conditional Incentive Package From Indiana Economic Development Corporation. Applying for DOE Loan



Indiana
A State that Works

(1) As of March 16, 2021. Figure refers to signed pre-orders. Pre-Orders do not bind potential customers to purchase vehicles. Actual purchase orders require a separate binding commitment by a customer, following ELMS' demonstration that the vehicle satisfies the customer's requirements.



Last Mile Landscape

Shift To Online And Consumer Desire For Immediacy Is Fueling Massive Demand For Delivery Vehicles Targeting Last Mile Delivery

- **North America eCommerce** market expected to be **$1 trillion by 2025**[(1)]

- **Last Mile Delivery Services** growing in tandem to over **$50 billion by 2022**[(2)]


13% CAGR
($ in Billions)
$31.3
$35.3
$39.9
$45.1
$51.0
(2)
2018
2019
2020E
2021E
2022E

- **Delivery vehicles** market growing to **1.5 million units by 2025**[(3)]


($ in Thousands)
Delivery Van Segment
Medium Utility Segment
(3)
11% CAGR
982
350
632
1,105
378
727
1,231
408
823
1,359
441
918
1,489
476
1,013
2021E
2022E
2023E
2024E
2025E

- **Over 50% of costs** in the delivery cycle **incurred in last mile portion**[(4)]


Share of Delivery Costs(4)
4%
6%
53%
37%
Collection
Sorting
Line Haul
Last Mile Delivery

- **ELMS Well-Positioned as Anticipated First Mover in Class 1 EV in Underserved Market**

(1) eMarketer. (2) TechNavio. (3) eMarketer, Automotive Fleet and Management Estimates. (4) Strategy& PwC Analysis

Last Mile Use Cases

Transportation / e-Commerce


prime
FedEx
Express
DHL

Industrial



Municipalities


BUILDINGS UNIT
FDNY
KEEP BACK
PUBLIC WORKS & UTILITIES
730

Communications


AT&T
COMCAST
xfinity
first on
5G
verizon

Small Business


Blossom Basket
Florist
217.367.ROSE
Electrical
Innovations
the Scookie Bar

Utilities


conEdison

ELMS Expects To Fulfill The Requirements For A Broad Universe Of Commercial Customers With Customized Solutions

U.S. Commercial Delivery EV Market Landscape(1)

ELMS ELECTRIC LAST MILE SOLUTIONS

Category	EV Announcements			
CONVERSION COMPANIES	HYLIION	XLFleet	LIGHTNING eMOTORS	GreenPower MOTOR COMPANY
CLASSES 4 – 8	 Nikola One TBC	 Tesla Semi 2021	 Daimler Freightliner 2022	
CLASS 3 10,001-14,000 Lb.	 Urban Utility - 2022	 Workhorse C650/C1000	 Amazon/Rivian 2022	 Canoo TBD
CLASS 2 6001-10,000 Lb.		 Ford eTransit 2022MY	 GM/BrightDrop EV600 2021	
CLASS 1 <6000 Lb.	 Urban Delivery - 2021	*ELMS Anticipated First EV in Class 1	 Canoo MPDV 2023	

Pickup


Ford F-150 2022


Lordstown Endurance 2021


Tesla Cybertruck 2021


Rivian R1T 2021


Ram Pickup TBD


Hummer EV 2021

(1) Representative landscape. As of March 16, 2021.

U.S. Commercial Delivery Market By Weight Class[1]

Gross Vehicle Weight	EV Announcements	Gas Entries Currently In Market
CLASS 3 10,001-14,000 Lb.	Urban Utility - 2022; Workhorse C650/C1000; Amazon/Rivian 2022MY; Canoo TBD	Ford Transit 350; GMC Savana 3500; Ram Promaster 3500
CLASS 2 6001-10,000 Lb.	Ford eTransit 2022MY; GM/BrightDrop EV600 2021	Ram Promaster; Ford Transit; Chevrolet Express; Mercedes Sprinter
CLASS 1 <6000 Lb.	Urban Delivery - 2021; Canoo MPDV 2023 *ELMS Anticipated First EV in Class 1	Ram Promaster City; Ford Transit Connect; Nissan NV200

ELMS Expects to Offer The First Class 1 EV In An Underserved Commercial Delivery Segment

(1) As of March 16, 2021.

Crossover Strategy Offering Superior Cargo Room and Cost Alternatives

ELMS ELECTRIC LAST MILE SOLUTIONS

+35% space — *More Space* — *13+% Cost Savings*

Cargo Space				
~125 Cu. Ft.	170 – 218 Cu. Ft.	240 – 500 Cu. Ft.	400 – 600 Cu. Ft.	~450 – 750+ Cu. Ft.
Class 1		**Class 2**		**Class 3**
MSRP: ~$25,000	$25,000	~$30,000 - $44,000	$35,000	~$40,000 – $50,000
 Ford Transit Connect – 104–127	 Urban Delivery (2021) – 170	 Ford Transit – 247–487	 Urban Utility – 2022	 Ford Transit 350
 Ram Promaster City – 132	 Urban Delivery (2022) – 218	 Ram Promaster – 259–463	 Urban Utility Variant	 GMC Savana 3500
 Nissan NV 200 – 123	Same Price as Gas Vehicle / 35% More Cargo Space	 Nissan NV – 264–323	More or Equivalent Cargo Space / EV / Cost Effective	 Ram Promaster 3500
		 Chevrolet Express – 240-284		

Source: Public sources. Price of ELMS vehicles net of $7,500 Federal Tax Credit. Urban Delivery and Urban Utility specifications based on current designs.

ELMS' Business Model Enables Short Time To Market

SOP Q3 2021 → **SOP H2 2022**

Urban Delivery



SPECIFICATIONS[1]	
Wheelbase	120 inches
L*W*H	177*66*78
GVWR	5,732 lbs.
Curb Weight	3,329 lbs.
Max Payload	2,403 lbs.
Cargo Capacity	170 cu.ft.
Battery Size	42 kW
Range	150 miles

Urban Utility



SPECIFICATIONS[1]	
Wheelbase	134 inches
L*W*H	215*74*81
GVWR	10,050 LBS.
Curb Weight	4950 lb.
Max Payload	5100 lb.
Cargo Capacity	450-600 cu.ft.
Battery Size	60-90 kW
Range	175–225 miles

Launch Timeline for the Urban Delivery



2021
2022
Key Work Streams
Timing:(2)
Q1
Q2
Q3
Q4
Engineering Program Requirement Complete
Homologation Compliance Plan (Component Level)
Engineering Change
Manufacture Process Development
Manufacture Process Freeze
Manufacture Jigs & Tools
First Pilot
Pre - Testing Vehicle Build
Pre - Regulatory Testing
Pre - Production
Final Regulatory Testing
SOP

Anticipated SOP: Q3

(1) Specifications based on current designs and subject to change based on homologation needs. (2) Timeline Representative of projected Urban Delivery milestones.


500 km
TOTAL RANGE
GPS:23.585.39585.234
Driver 001-4237-2437
ID:48572:874-9549583
direction: 494-57-12

Solutions to Customer Requirements

Customers' Purchase Decisions Based on Value

Where ELMS Plans to Win

- Low TCO – Acquisition Price & Operating Costs
- Crossover Product Strategy
- Integrated Customization For Specific Use Cases – Under One Roof
- Reliability – Competitive Warranty
- Data & Connectivity for Fleets
- Product That Achieves Green / Sustainability Targets
- Parts & Service Support

ELMS Anticipates the Lowest Total Cost of Ownership (TCO)[(1)] vs. Segment Leading Gas Vehicles

Vehicle Cost

Class 1 Leader	ELMS Urban Delivery	Class 2 Leader
$25,000	$25,000*	$34,510

+

Operating Cost

	Class 1 Leader	ELMS Urban Delivery	Class 2 Leader
Annual Energy Costs	$2,500	$1,050	$3,676
Maintenance	$1,500	$500	$1,500
Total	**$4,000**	**$1,550**	**$5,200**

=

TCO

Lowest TCO

	Class 1 Leader	ELMS Urban Delivery	Class 2 Leader
TCO per Mile	**$0.26**	**$0.17**	**$0.35**
Cu.ft.: $ per 100 miles	**$0.21**	**$0.10**	**$0.14**



$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year 8
Residual Sales
$36,000 Cost Savings
$19,000 Cost Savings
Urban Delivery
Class 2 Current Leader
Class 1 Current Leader
ELMS Urban Delivery

Cumulative TCO Savings, 25k Annual Miles and Residual Values after 8 Years

(1) vs. Class 1 and 2 gas vehicles in market. Management statements and assumptions on this page based on data and vehicle specifications from public sources and/or management estimates. Figures subject to change based on final design. *Price net of $7,500 Federal Tax Credit; 25,000 miles per year; $2.50 / gal. $0.13 / kWatt; Differential Maintenance Costs of Brake Service, Engine and Transmission Oil Changes

E-Motor & Inverter



In-Market 100kW
E-Motor Technology

Battery


209
924
1138

Reliable LFP Chemistry

Comprehensive Testing & Validation [1]


External Fire Test
IP Test
Crush Test
Nail Penetration Test

ELMS Urban Delivery



Safety & Homologation [2]


Side Window
UN R43
GTR 6
FMVSS 205, 226
Seat Belts
UN R14, R16, R17
FMVSS 208, 209, 210
GB 14166-2016, 14167-2013
15083-2006
Interior
UN R12, R21, R43
GTR 6
FMVSS 201, 203, 204, 205,
GB 11552-2009
Roof
FMVSS 216, 216a
GB 26134-2010
Rollover
UN R44
FMVSS 201, 216,
216a, 301
Windscreen
UN R43
GTR 6
FMVSS 205, 212, 219
Rear Impact
UN R17, R25, R32, R34, R42, R58
FMVSS 202a, 207, 301, 581
GB 115550-2009, 18296-2001, 20072-2006
Instrument Panel
UN R21, R32, R33
FMVSS 201
Doors
UN R11
GTR 1
FMVSS 206
GB 15743-1995, 15086-2013
Pedestrian Protection
EC/78/2009, EC/631/2009
UN R127
GTR 9
GB/T 24550-2009
Headrest
UN R17, R25
GTR 7
FMVSS 202a
GB 11550-2009, 15083-2006
Frontal Impact
UN R12, R14, R16, R33, R34, R94, R137
FMVSS 203, 204, 208, 209, 210, 301
GB 11551-2014, 11557-2011, 14166-2013,
14167-2013
GB/T 20913-2007
Bumper
UN R42
FMVSS 581
GB 17354-1998
Steering Wheel
UN R12
FMVSS 203, 204
GB 11557-2011
Side Impact
UN R95, R135
GTR 14
FMVSS 214
GB 20071-2006
Seats
UN R16, R17, R21, R44, R129, R145
FMVSS 201, 202a, 207, 213, 225
GB 11550-2009, 14166-2013, 15083-2006, 27887-2011

Software

- ELMS to Develop In-House Control Software (Battery Management System, Vehicle Control Unit, etc.)

(1) Representative testing and validation conducted by CATL. (2) Representative of U.S. regulatory requirements.

ELMS AIR Suite Of Digital Solutions to be Tailored to Customer Needs

ELMS to Partner with Geotab, One of The Largest Commercial Telematics Provider With Over 2.2 Million Subscribers

ELMS AIR *Powered by* GEOTAB

(1)



EOTAB
GO

Engine and battery health assessments
Access valuable information from EVs and conventional vehicles: vehicle health, vehicle identification number (VIN), odometer, engine faults, seat belt, battery state of charge (EVs) and more.

LTE connectivity
Communication on the category 4 LTE network delivers speed where you need it and longevity for peace of mind.

Device expandability via IOX Technology
The IOX port lets you get even more from your device. Integrate with third-party providers that suit your needs. Add on hardware for Driver ID, hours of service (HOS), temperature tracking, asset tracking, satellite communication and more.

Built-in auto-calibrating accelerometer and gyroscope
Measure precise vehicle movements such as harsh braking and acceleration with the high quality accelerometer and gyroscope.

Near-real-time vehicle data
Get rich, accurate data on location, vehicle health, driving behavior and much more.

End-to-end cybersecurity
Geotab platform security provides end-to-end data protection. Security methods include authentication, encryption, message integrity verification, unique ID, non-static security keys, and over-the-air updates that use digitally-signed firmware to verify that updates come from a trusted source. Device security features are implemented using a FIPS 140-2 validated cryptographic module. Certificate #3371.

Driver Management	GPS Tracking	Integrated Camera	Remote Diagnostic (2)
Vehicle Management	Vehicle Utilization	Onboard Wi-Fi	Data Analysis

Expected to be First OTA-Enabled Class 1 EV



ELMS

Onboard Wi-Fi hotspot
Take advantage of a reliable onboard internet connection while on the road (category 4 LTE).

Compact, durable design
The small but mighty GO9+ is housed in flame retardant black ABS.

Intelligent in-vehicle driver coaching
Improve driving habits with in-vehicle feedback. Set up rules to reduce unwanted driving behaviours like speeding, idling, or not wearing a seat belt. Advance driver safety further by adding a buzzer or Geotab GO TALK for in-vehicle verbal coaching.

(1)



9+

Breakthrough collision detection and notification
Collision alerts keep you in the know and provide a detailed summary of events. Detection of a suspected collision will prompt the automatic upload of detailed data from the device to allow for forensic reconstruction of the event.

Over-the-air updates
New updates and improvements are sent to your device seamlessly. The GO9+ permits over-the-air (OTA) initial provisioning and firmware updates for the device, GPS, and the cellular modem.

(1) Graphics and capabilities from Geotab GO9+ brochure (2) Anticipated Solutions and Capabilities

Current Vehicle Upfitting Process is Inefficient And Costly[1]

ELMS
ELECTRIC LAST MILE SOLUTIONS

Time – Dealer Order to Delivery[2]	
Ram Promaster City:	*137 Days*
Transit Connect:	*130 Days*
Chevrolet Express:	*128 Days*


SHOWROOM







DEALER
- Processes Customer Order to OEM

OEM
- OEM Prioritizes Orders and Builds Vehicle

UPFITTER(S)
- Many Locations
- Each Have Product Specialties
- Aligned with FMCs/ OEMs/ Dealers

FINAL DELIVERY
- Dealer Completes Transaction / Delivery
- FMCs

CUSTOMER

Vehicles Typically Built In At Least 2 Stages And Require Use Of Franchised Dealers For Ordering And Delivery

(1) Source: Public sources and/or management estimates.
(2) Source: AutomotiveFleet – 2019 Data.

ELMS' Disruptive, Integrated Upfitting Model Tailors Vehicles To Customer Needs

Integrated Customization Inside Assembly Plant





- Customer Orders from ELMS

- Upfitting integrated into assembly line and end of line
- Leading Upfitters [(1)]

ADRIAN STEEL | IVS | AUTO TRUCK GROUP – A HOLMAN ENTERPRISE


ELMS
ELMS

Completed Vehicle To Customer Specifications Without The Need For A Second Stage

CUSTOMER BENEFITS[(2)]

Time	Quality	Cost
~25% Order-to-Delivery Time Reduction Time, Under 100 Days	One Warranty ELMS Single Point-of-Contact For Customer	Total Vehicle Upfitter Value Chain Costs Reduced By 5+%

Source: Public sources including AutomotiveFleet 2019 data and management estimates. (1) Upfitter logos represent companies with whom ELMS is currently in discussions. (2) Expected benefits based on business model in place.

Efficient and Flexible Service Model



Locate Technicians Inside Fleet Companies Depots
Integrated
Responsive
Regional Mobile Technicians
ELMS National Service Center at Plant
Dealerships
Local
Cloud
Over-the-Air System For Software Updates
National
National Service Partner

ELMS Will Service Vehicles Using Best Mode To Meet Customers Needs


ELMS
ELECTRIC LAST MILE SOLUTIONS

Customers

ELMS B2C Sales Process Provides Solutions for End-Customer Needs






Customer Use Cases

Technical Specifications:
In-depth discovery process directly with Customer supported by FMCs, Dealers, Upfitters

Match:
Finalize specifications, volume, pricing and timing

Testing & Buy-Off:
Customer-specific duty cycle testing and validation

Direct | **FMCs** | **Upfitters**

Firm Order, Transaction Papered

CUSTOMER DELIVERY

Engagements and Pre-Orders(1)

ELMS
ELECTRIC LAST MILE SOLUTIONS

Sales Channels

Channel	Partners / Customers
Direct	Cox Automotive, Siemens, Penske
Fleet Management Companies	Enterprise, Donlen, Merchants Fleet → Best Buy, Bechtel
Dealers / Distributors	Randy Marion, IFS → FedEx, Disney, Walmart, AutoZone
Upfitters	IVS Innovative Vehicle Solutions, ARI A Holman Enterprise → Red Bull, Ryder Ever better., Tesla Mobile Service

(1) As of March 16, 2021, companies on this page are either a) customers with whom ELMS or its distributing partners are currently in discussions, and/or b) signed pre-order customers. Pre-Orders do not bind potential customers to purchase vehicles. Actual purchase orders require a separate binding commitment by a customer, following ELMS' demonstration that the vehicle satisfies the customer's requirements.



Manufacturing & Customization

ELMS Believes its Strategy Will Enable it to Provide Low-Cost, Customized EV's at an Accelerated Timeframe

- Minimal Capital/Engineering Spending
- Light, Final Vehicle Assembly
- Integration of Upfitting Operations
- Existing or Readily-Available, Trained Workforce
- EV Ready

Target Plant for ELMS Manufacturing and Customization Footprint – Mishawaka, Indiana

Manufacturing Drivers

- Plant has Been Converted for EV Assembly
- Pilot EV completed, Led by Experienced Workforce
- Estimated $45M Plant Investment Required to Launch the Urban Delivery[1]
- Supply Chain Identified
- U.S. Localization Plan for Major Systems


Assembly
Customization

Target Plant Key Capabilities

- History of High-Quality Vehicle Assembly for Global OEMs (Hummer H2) and Mercedes-Benz (R-Class)
- Production Capacity of 100K+, 675k sq. ft
- State / Federal Incentives
- Favorable Labor Agreement
- Ability to Integrate Upfitter for Customization

(1) Investment figures based on management estimates.

Low-Complexity Manufacturing for Vehicle Launch

	Typical OEM / EV Start-Up: New Product, New Plant[(1)]	ELMS
Funds	**Capital Intensive** ✗ $1.5B+ for clean sheet new product and a greenfield plant, including typically $150M for plant tooling ✗ Need high volume to generate return on investment	**Capital Efficient** ✓ Estimated $160M required to create business at scale, including estimated $45M for Plant Launch ✓ Low break-even volume
Production Process	**High Complexity** ✗ Require Stamping, Body Shop, Painting and Assembly ✗ Assembly Typically 60 Stations ✗ Ground-Up Assembly Process Design Required	**Reduced Complexity** ✓ No Stamping, Welding, Painting Required At Launch ✓ Approximately 20 Assembly Stations Due to Modules of Subsystems, Not Parts, Being Received
Ramp Up	**Heavy Ramp** ✗ Large Hiring Ramp Required for Launch ✗ Significant and High-Complexity Training Required ✗ Numerous Manufacturing Risk Variables and High Degree of Tuning Required for First Builds	**Light Ramp** ✓ Light Re-Calls and Hiring For Initial Ramp ✓ Modular Assembly Lowers Complexity of Training for Urban Delivery Assembly

(1) Based on public sources and management estimates.



Financials

By Conservatively Targeting ~5% Of The Urban Delivery And Urban Utility Markets, ELMS Could Grow To $3 Billion In Revenue By 2025

ELMS
ELECTRIC LAST MILE SOLUTIONS

Urban Delivery Segment (Class 1 & 2)



Total Segment
ELMS Volume
ELMS Segment Share
(in thousands)
CAGR 13%
633
4
1%
629
712
16
2%
697
801
25
3%
776
901
37
4%
864
1,014
58
6%
956
2021E
2022E
2023E
2024E
2025E

Urban Utility Segment (Class 3)



Total Segment
ELMS Volume
ELMS Segment Share
(in thousands)
CAGR 8%
378
4
1%
374
408
10
2%
398
441
18
4%
423
476
25
5%
451
2022E
2023E
2024E
2025E

Path to $3B Revenue Assuming Conservative Volumes and Models



Revenue
CAGR 123%
$122
$613
$1,177
$1,906
$3,046
2021E
2022E
2023E
2024E
2025E

	2021E	2022E	2023E	2024E	2025E
Volume (K)	4.0	19.1	35.0	55.0	83.0
Average Sales Price	$30,610	$32,119	$33,634	$34,661	$36,696

Expected Increase In Operating Leverage As The Business Scales



EBITDA(1)
EBITDA Margin (1)
(82%)
($101)
2%
$15
21%
$248
24%
$465
$791
26%
2021E
2022E
2023E
2024E
2025E

Source: Public sources and management estimates.
(1) EBITDA and EBITDA margin are non-GAAP metrics and based on current management estimates and current budget model.

Financial Projections

ELMS
ELECTRIC LAST MILE SOLUTIONS

Projected Financials

($ in Millions)	2020E	2021E	2022E	2023E	2024E	2025E
Total Units Sold	0	4,000	19,100	35,000	55,000	83,000
Revenue	$0	$122	$613	$1,177	$1,906	$3,046
% Growth	-	-	*401%*	*92%*	*62%*	*60%*
Cost of Goods Sold	$0	($96)	($477)	($849)	($1,351)	($2,154)
Gross Profit	$0	$26	$137	$328	$555	$891
% Margin	*na*	*21%*	*22%*	*28%*	*29%*	*29%*
EBITDA[1]	$0	($101)	$15	$248	$465	$791
% Margin	*na*	*(82%)*	*2%*	*21%*	*24%*	*26%*
CapEx	$0	($45)	($30)	($27)	($75)	($25)
% Revenue	*na*	*37%*	*5%*	*2%*	*4%*	*1%*

Commentary

- No Additional Capital Expected to be Required After Merger Close to fund initial product launches
- Projected to Be Cash Flow Positive in Q4 2022
- Estimated 83,000 Units by 2025, Representing ~5% of U.S. Market
- Revenue Projected to Reach $3 Billion and EBITDA estimated at $791 Million by end of 2025

(1) EBITDA and EBITDA margin are non-GAAP metrics and based on current management estimates and current budget model.

Pro Forma Equity Ownership
($ in Millions, except per share amount)

Pro Forma Valuation

Share Price		$10.00
Pro Forma Shares Outstanding (ex. earnout)[1]		128.3
Equity Value (ex. earnout)		**$1,283**
Shares to be Reserved under Incentive Plan		**14.2**
Equity Value (ex. earnout) w/Incentive Plan Shares[9]		**$1,425**
Plus: Debt[2]		115
Less: Cash to Balance Sheet		(345)
Enterprise Value (ex. earnout)		**$1,053**
Enterprise Value (ex. earnout) w/Incentive Plan Shares[9]		**$1,195**
Transaction Multiples	Metric	
Pro Forma EV / 2024E Revenue[9]	$1,906	**0.6x**
Pro Forma EV / 2025E Revenue[9]	3,046	**0.4x**
Pro Forma EV / 2024E EBITDA[9]	465	**2.6x**
Pro Forma EV / 2025E EBITDA[9]	791	**1.5x**

Sources and Uses

Forum Merger III Corp Shares	$806	67%
Estimated Cash Held in Trust[4]	250	21%
PIPE Proceeds	130	11%
Pre-PIPE Proceeds[5]	25	2%
Total Sources	**$1,211**	**100%**
Equity Consideration to Existing ELMS Shareholders	$806	67%
Cash to Balance Sheet	345	28%
Estimated Fees & Expenses	25	2%
Payments Related to Carveout Transaction[8]	35	3%
Total Uses	**$1,211**	**100%**

Commentary

- All ELMS equity holders will receive stock in public company (no cash paid to ELMS shareholders at closing)
- Proceeds from the transaction will be used to capitalize balance sheet for full development and commercialization of ELMS' Urban Delivery and Urban Utility vehicles and to pay transaction expenses
- Completion of the transaction is expected to occur in the second quarter

Pro Forma Ownership[3]


ELM Securityholders, 62.8% (7)
Forum's Public Stockholders, 19.6% (4)
ELMS Convertible Note Holders, 2.1% (6)
PIPE Investors, 10.1%
Sponsor, 5.4%

(1) Based on proposed Transaction, pro forma share count assumes no redemptions and includes 25.1 million shares to be held by public shareholders of Forum Merger III Corp., 13.0 million shares to be issued to PIPE investors, 2.8 million shares to be issued to ELMS convertible note holders, 6.9 million shares to be issued to Forum Merger III Corp.'s sponsor, officers and directors, 80.6 million shares to be issued to the ELMS stockholders in the merger transaction (including 5.0 million shares proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS). Excludes 14.2 million shares to be reserved under management incentive plan, shares underlying warrants ($11.50 strike price), 15.0 million shares underlying earnout restricted stock unit grants to be made post-closing (which vest following the Transaction upon $14/$16 stock price targets being hit), and 5.0 million earnout shares to be issued following the transaction upon $14/$16 stock price targets being hit. (2) Represents $115 million expected to be paid in connection with the purchase of the plant. The total purchase price is expected to be $145 million, with $30 million to be paid at the closing of the plant purchase. (3) Pro Forma Ownership based on proposed Transaction. (4) Assumes no redemptions. (5) Proceeds from $25.0 million of convertible notes issued by ELMS that will convert into common stock at the closing. (6) Includes investors in ELMS' convertible notes, which will convert into common stock at the closing (does not account for accrued interest under the convertible notes, which will also be converted into common stock). (7) Includes 5.0 million shares of common stock proposed to be paid to SERES for strategic cooperation, consulting and technical advice provided by SERES to ELMS. (8) Payments contemplated under the SERES Term Sheet ($30.0 million paid at closing of transactions contemplated by the Existing SERES Asset Purchase Agreement and additional payment of $5.0 million pursuant to the SERES Term Sheet). The terms of the payments are subject to finalization and execution of definitive documentation and therefore could change. (9) Each of equity value and enterprise value (A) include 14.2 million shares to be reserved under the management incentive plan and (B) exclude 5.0 million earnout shares to be issued post-closing upon $14/$16 stock price targets being hit and 15.0 million shares underlying earnout restricted stock unit grants to be made post-closing, which vest upon $14/$16 stock price targets being hit..

Enterprise Value Benchmarking

Enterprise Value / Forward Revenue

Recent EV and Automotive Technology SPACs or Emerging Growth Players | Established OEMs


'23E Median: 1.8x
'24E Median: 0.8x
'25E Median: 1.2x
'21E Median: 10.7x
'22E Median: 8.1x
ELMS: 1.0x '23E, 0.6x '24E, 0.4x '25E
ARRIVAL: 3.0x '23E, 1.1x '24E, NA '25E
CANOO: 3.4x '23E, 2.0x '24E, 1.2x '25E
FISKER: 1.7x '23E, 0.4x '24E, 0.3x '25E
HYLIION: 1.7x '23E, 0.8x '24E, NA '25E
LORDSTOWN: 0.5x '23E, 0.3x '24E, NA '25E
WORKHORSE: 5.2x '23E, 1.9x '24E, 1.3x '25E
BRILLIANCE: 8.9x '21E, 8.3x '22E
BYD: 2.9x '21E, 2.4x '22E
NIO: 12.4x '21E, 7.9x '22E
TESLA: 15.2x '21E, 12.8x '22E
Enterprise Value ($M):
$1,196
$15,316
$2,844
$5,678
$1,753
$1,789
$2,097
$4,794
$84,516
$67,237
$661,286

Enterprise Value / Forward EBITDA

Recent EV and Automotive Technology SPACs or Emerging Growth Players | Established OEMs


'23E Median: 10.2x
'24E Median: 4.3x
'25E Median: 5.4x
ELMS: 4.8x '23E, 2.6x '24E, 1.5x '25E
ARRIVAL: 13.7x '23E, 4.7x '24E, NA '25E
CANOO: NM '23E, 15.1x '24E, 5.4x '25E
FISKER: 14.2x '23E, 2.8x '24E, 2.1x '25E
HYLIION: 8.2x '23E, 2.9x '24E, NA '25E
LORDSTOWN: 6.0x '23E, 3.0x '24E, NA '25E
WORKHORSE: NM '23E, 14.1x '24E, 9.2x '25E
BRILLIANCE: NM '21E, NM '22E
BYD: 23.4x '21E, 20.6x '22E
NIO: NM '21E, NM '22E
TESLA: NM '21E, NM '22E

Source: Capital IQ, company filings, company presentations and select Wall Street research. Market data as of 3/12/2021.
Note: Multiples <0.0x or >50.0x are deemed not meaningful or "NM". Multiples that are not available are denoted as "NA". EBITDA is a non-GAAP metric.
Multiples for SPAC business combinations are pro forma for public company transactions that may not have closed and may include new shares issued for target and/or PIPE investors as disclosed in third-party investor presentations. Pro forma share count assumes no SPAC share redemptions for transactions that have not closed.

ELMS Estimated Valuation Provides Opportunistic Entry Point At A Discount Relative To Peers

Enterprise Value Sensitivity


Transaction Value
Comparable Valuation Sensitivity Analysis
$1.2B
0.6x 2024E Revenue
2.6x 2024E EBITDA(1)
$3.1B
$2.3B
$3.0B
Midpoint Indicative Enterprise Value
$3.7B
$2.8B
Post-Money Enterprise Value
1.2x – 1.6x applied to 2024E Revenue of $1,906M
6.0x – 8.0x applied to 2024E EBITDA(1) of $465M

(1) EBITDA and EBITDA margin are non-GAAP metrics and based on current management estimates and current budget model.

ELMS Has Multiple Potential Growth Vectors to Drive Long-Term Value Creation for Shareholders

Future Upside Opportunities

VOLUME	• Increase Volume Ramp		
SOLUTIONS	• Mine and Monetize Data and Services • Data to Reduce Fleet Insurance Costs	• Broaden Customization Capabilities • M&A	• Rental or Subscription Models • ZEV Credits
TECHNOLOGY	• EPT Technology Development	• Autonomous Solutions	• Solid State Battery
PORTFOLIO EXPANSION	• Variances for Specific Applications		
GEOGRAPHIC EXPANSION	• Accelerate Plan to Enter Markets in Mexico and Canada	• Plan to Launch Vehicle for European Market	• Manufacture and Distribute ELMS Branded Vehicles in China

Investment Highlights Summary – ELMS Positioned to Provide Most Efficient Last Mile Solutions

ELMS
ELECTRIC LAST MILE SOLUTIONS

Significant Market Opportunity Driving Explosive Demand for Delivery Vehicles

- $1 Trillion North American eCommerce Market has Driven the Need for Lower Cost Delivery and Fleet Efficiency
- Favorable Environment Given Government and Corporate Green / Sustainability Initiatives
- ELMS Positioned to Deliver Efficient Last Mile Solutions

ELMS To Offer Class 1 to 3 With Lower TCO and Space Advantages

- Poised to Deliver First Electric Class 1 Vehicle – SOP Late Q3 2021
- Lower TCO Includes Both Acquisition Price and Operating Costs

Proven Product Market Fit To Meet Last Mile Demands

- Product Design Leverages Existing, Proven and Reliable EV Platforms and Subsystems [(1)]
  - 30,000+ Platform EVs Sold in Asia – Over 1.5 Million Miles Driven Daily [(1)]
  - Excellent Warranty Experience Based on Existing Field Data [(1)]
- Vehicle Integration Underway and Supply Chain of Key Systems in Place
- Efficient Solution: Vehicle + Data/Software + Customization

Established and Agile Plant with a History of Quality Production and Experienced, Trained Workforce

- 90% Ready for Production, With Over 100k Production Capacity and Agile Vehicle Assembly Flexibility to Build Several Models
- Re-Tooled for EV Production and Low Capital Required for Launch – Estimated $45M Investment in Plant
- Light Assembly, Low Complexity Enables Low-Cost EV's on Accelerated Timeframe

Large Pipeline of 45,000+ [(2)] Pre-orders From Diverse Group of Customers

- Verified Customer Interest with 45,000+ [(2)] Pre-Orders Representing $1B+ of Anticipated Revenue
- Integrated Upfitting Model Means Vehicles are Tailored and Customized to Customer Needs Inside Assembly Plant, Saving Time and Money
- Finalizing Specific Use Case Solutions – Configurations, Data, Customization

Differentiated and Capital Efficient Business Model

- Estimated $160M to Launch With Short Timeline to Expected Profitability (Q4 2022) and Low Break-Even Volume (18,000 Units) [(3)]
- Attractive Valuation at $1.2B EV – 2.6x 2024 Estimated EBITDA, .6x 2024 Estimated Revenue [(3)]

Experienced Leadership Team with Track-Record of Success and Execution

- Deep Experience Across Global OEMs, EV Start-Ups and Technology Providers, With Proven Ability to Design, Develop and Commercially Produce At Scale
- Co-Founder & CEO James Taylor Brings 30 Years at GM as President, Cadillac and CEO, Hummer; Co-Founder Jason Luo Formerly CEO of KSS and Ford China

(1) Refers to platform vehicles sold by Sokon Group. (2) As of March 16, 2021. Figure refers to signed pre-orders. Pre-Orders do not bind potential customers to purchase vehicles. Actual purchase orders require a separate binding commitment by a customer, following ELMS' demonstration that the vehicle satisfies the customer's requirements. (3) Based on current business model and financial projections.

ELMS
ELECTRIC LAST MILE SOLUTIONS


ELMS

Appendix: Forum Track Record

Case Study: Forum Merger I / ConvergeOne

ConvergeOne | FORUM MERGER CORPORATION

Company Overview

- ConvergeOne is a leading IT services provider of collaboration and technology solutions for large and medium enterprises
- Approximately 90%+ services renewal rate for Managed, Cloud and Maintenance (MC&M)
- 9,000+ customers and 2,700+ employees
- Experienced management team with 25+ years of industry experience including public company experience

Transaction Overview

- $1.3 billion enterprise value representing ~8.3x 2018E adj. EBITDA vs. median comparable valuations >10.0x
- Transaction funded through combination of newly issued Forum shares and cash including $144 million raised from common stock private placement ("PIPE") from institutional investors
- Pre-existing ConvergeOne stockholders led by PE Sponsor Clearlake Capital ("Sellers") retained approximately 55% at closing
- Sellers and Forum Management had the potential to receive earnouts if certain criteria were met
- PF adj. EBITDA targets were $144 million, $155 million and $165 million in 2018, 2019 and 2020, respectively
  - Earnout consisted of 9.9 million shares and $99 million in cash, of which 100% had been earned by 9/30/18
  - Earnout included catch up payments for prior earnouts if the later earnouts were achieved
  - ConvergeOne was acquired for $1.8 billion by CVC Capital nine months after the merger, or $12.50 per share, netting a return of 43.5% to investors who purchased units in Forum I's IPO[2]

Financial Overview [1]


($ in millions)
Revenue
Adj. EBITDA margin
$59
$70
$88
$139
$160
$492
$601
$816
$919
$1,500
2014
2015
2016
2017
2018E

Investment Thesis

- Industry with a large and growing total addressable market
- Company with history of growth and recurring revenue model
- Company with large cap and deeply entrenched clients
- Able to utilize company as a platform for future mergers and acquisitions
- Significant retained ownership by seller

Note: Adj. EBITDA margin is a non-GAAP metric.
(1) Source: ConvergeOne website (https://investor.convergeone.com/home/default.aspx) and Forum Merger/ConvergeOne SEC filings. 2018E Revenue and EBITDA represents midpoint of ConvergeOne's 2018 financial expectations (https://www.sec.gov/Archives/edgar/data/1697152/000119312518158306/d583890dex991.htm).
(2) Based on share purchased for $12.50, right for 1/10th share worth $1.25 and ½ warrant tendered for $0.60 in Forum I's warrant tender.

Case Study: Forum Merger II / Tattooed Chef

Company Overview

- Tattooed Chef is a leading plant-based food company with operations in the United States and Italy, offering a broad portfolio of innovative plant-based food products
- Growth strategy includes expansion into supermarkets through existing and new retail customers for both private label and branded products, development of innovative product offerings, and partnerships opportunities in foodservice

Transaction Overview

- $482 million enterprise value representing 2.2x Tattooed Chef's estimated 2021 net sales of $222 million, or 15.6x Tattooed Chef's estimated 2021 Adjusted EBITDA of $30.8 million
- Transaction funded through SPAC IPO proceeds. Pre-existing Tattooed Chef stockholders will be paid $75 million in cash consideration and roll-over shares are valued at approximately $344 million
- Pre-existing Tattooed Chef stockholders retained approximately 80% of their equity, which will convert into 60% of the outstanding shares of the combined company at closing, assuming no redemptions by Forum's public stockholders
- PF adj. EBITDA targets were $17.2 million and $30.8 million in 2020 and 2021, respectively
- The ~$207mm in cash held in Forum's trust account will be used to pay cash consideration to current shareholders of Tattooed Chef and transaction expenses, with the remainder staying on the balance sheet to fund the combined company's growth and for general corporate purposes

Financial Overview [1]



($ in millions)
Revenue
Adj. EBITDA margin
NM
$48
$7
$85
$17
$148
$31
$222
2018
2019
2020E
2021P

Investment Thesis

- Strong product positioning aligned with major consumer trends including plant-based, cleaner label, protein-rich, and organic
- Provides Tattooed Chef to strengthen balance sheet and continue to pursue attractive growth prospects

Note: Adj. EBITDA margin is a non-GAAP metric.